                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "AGREEMENT") is entered into as of October 11, 2002, by and among ViewCast.com, Inc., a Delaware corporation (the "COMPANY"), and Delta Computec Inc., a New York Corporation, and any successors and permitted assigns (the "HOLDERS"). In consideration of the mutual promises herein contained, and other consideration, the receipt and adequacy of which hereby is acknowledged, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  1.1 "COMMON STOCK" means the common stock, par value $.0001 per share, of the Company.

                  1.2 "DEMAND" means a written request to the Company signed by Holders of 25% of the outstanding Registrable Securities which can be made at any time after ninety (90) days after the closing under the Asset Purchase Agreement (as defined below).

                  1.3 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at that time.

                  1.4 "PREFERRED SHARES" shall mean those certain shares of Series D Redeemable, Convertible Preferred Stock of the Company convertible into a maximum aggregate of 1,000,000 shares of Common Stock of the Company issued or to be issued to Delta Computec Inc. pursuant to the Asset Purchase Agreement by and among Delta Computec Inc., NQL Inc., and the Company dated as of May 31, 2002, as approved pursuant to that certain Order of the United States Bankruptcy Court for the District of New Jersey dated August 7, 2002 (the "Order"; together with the Asset Purchase Agreement, the "ASSET PURCHASE AGREEMENT").

                  1.5 The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below), and the declaration or ordering of the effectiveness of such registration statement.

                  1.6 "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issuable or issued upon conversion of the Preferred Shares (the shares of Common Stock included in the definition of "Registrable Securities" means those shares of Common Stock that the Holders may acquire upon conversion of the Preferred Shares), and (ii) any other shares of the Common Stock issued as (or issuable upon or the exercise of any right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or replacement of the Preferred Shares, or the Common Stock issued upon conversion of the Preferred Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which a Holder's registration rights under this Agreement are not assigned; provided, however, that Registrable Securities shall only be treated as Registrable Securities if and so long as, they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold, in the opinion of counsel to the Company, in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                  1.7 "REGISTRATION EXPENSES" shall mean all expenses (excluding underwriting discounts, selling commissions, and fees and expenses of counsel for the Holders) incurred in connection with a registration under Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company (including expenses of special audits or "cold comfort" letters or opinions) and blue sky fees and expenses.

                  1.8 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

                  1.9 "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         2. Demand Registration.

                  2.1 Request for Demand Registration. At any time after ninety
(90) days after the closing (as defined in the Asset Purchase Agreement), Holders of at least 25% of the outstanding Registrable Securities (the "DEMAND HOLDERS") shall have the right to make a Demand to the Company that it register for resale all (but not less than all) of such Demand Holders' Registrable Securities. Upon receiving a Demand, the Company shall provide to each other Holder the right to include in the registration all (but not less than all) of each other Holder's Registrable Securities. Collectively, the Demand Holders and such other Holders who elect to participate in the registration are referred to as the "SELLING DEMAND HOLDERS."

                  2.2 Form of Registration Statement. On or before the thirtieth
(30th) day following a Demand, the Company shall initiate preparation of a registration statement to file with the SEC a registration statement under the Securities Act covering the resale of the number of Registrable Securities then issuable to the Selling Demand Holders on exercise of the Preferred Stock or previously issued to the Selling Demand Holders and not covered by a registration statement. In addition, the Company may elect to register for resale shares of Common Stock held by other security holders of the Company, so long as (i) the Registrable Securities of the Selling Holders to be registered will not be reduced thereby; (ii) if such registration is an underwritten offering, such other security holders agree in writing to sell the Common Stock on the same terms and conditions as apply to the Registrable Securities being sold; and (iii) the Company will be responsible for any and all costs (including reasonable attorneys' fees) incurred by the Selling Demand Holders arising out of the registration of such other security holder's Common Stock.

                  2.3 Effecting the Registration Statement. The Company shall use its commercially reasonable efforts to cause the registration statement to become effective as soon as possible following the filing thereof and shall use its commercially reasonable efforts to keep the registration statement in effect and maintain compliance with all securities laws until registration is no longer required because the Registrable Securities are eligible for resale pursuant to Rule 144 of the Securities Act in any three (3) month period (the "REGISTRATION PERIOD").

                  2.4 Termination of Demand Rights. Upon the declaration by the SEC of the effectiveness of a registration statement with respect to a Demand, the right of the non-selling Holders of the Registrable Securities to make a Demand pursuant to this Section 2 shall terminate and the Company shall have no further obligation under this Section 2 to file any additional registration statements on Demand, unless the Company breaches its obligations under Sections 2.2, 2.3 and 4.2 (b), (c), (d), (e) and (f).

                  2.5 Delay due to Underwritten Offering.If after receiving a Demand the Company is at any time otherwise registering its securities pursuant to an underwritten public offering and in the good faith judgment of the managing underwriter, the registration of the Registrable Securities pursuant to the Demand or the resale of the Registrable Securities pursuant thereto would interfere with the Company's successful marketing of its securities, the Company may delay the registration of the Registrable Securities pursuant to the Demand or any resale of such Registrable Securities for a period of up to ninety (90) days.

                  2.6 Underwritten Offering. If any registration under Section 2 of this Agreement is an underwritten offering, the underwriter(s) that will administer the offering will be selected by the Company.

         3. Piggyback Registration.

                  3.1 Notice. If at any time prior to the expiration of the Registration Period, (i) the Company shall determine to register any of its equity securities, either for its own account or for the account of a security holder or holders, other than a registration relating solely to employee benefit plans or a registration relating solely to a Rule 145 transaction or other merger transaction or a registration on any registration form which does not permit secondary sales of Common Stock or does not include substantially the same information as would be required to be included in a registration statement covering the resale of Registrable Securities and (ii) registration statements covering the resale of all of the Registrable Securities are not then effective and available for sales thereof, the Company will:

                           (a) promptly give the Holders written notice thereof;

                           (b) include in such registration, and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by the Holders within thirty (30) days after receipt of the written notice from the Company described in clause (a) above, except as set forth in Section 3.2 below. Such written request or requests shall specify all of the Holders' Registrable Securities; provided, however, the aggregate amount of Registrable Securities specified in such written request shall not be less than one-third of the Registrable Securities; and

                           (c) use its commercially reasonable efforts to keep the registration statement in effect and maintain compliance with all securities laws for the Registration Period.

                  3.2 Underwriting. The right of the Holders to registration pursuant to this Section 3 shall be conditioned upon their participation in any underwriting and the inclusion of their Registrable Securities in such underwriting to the extent provided herein. If the Holders wish to include Registrable Securities in the registration and underwriting, if any, the Holders shall (together with the Company and the other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with an underwriter(s) selected by the Company. Notwithstanding any other provision of this Section 3, if the underwriter(s) determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may exclude from such registration and underwriting up to all of the Registrable Securities which would otherwise be underwritten pursuant hereto. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting by persons other than the Company shall be allocated among the Holders as to their Registrable Securities and among all other stockholders in proportion, as nearly as practicable, to the respective amounts of securities which they had requested to be included in such registration at the time of filing the registration statement. If the Holders or other stockholder disapproves of the terms of any such underwriting, the Holders or other stockholder may elect to withdraw therefrom by written notice to the Company and the underwriter(s). Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         4. Expenses of Registration; Registration Procedures.

                  4.1 Expenses. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company.

                  4.2 Procedures. If and whenever the Company effects the registration of any Registrable Securities as provided herein, the Company shall, subject to the limitations provided herein:

                           (a) if requested, prior to filing a registration
statement or prospectus or any amendment or supplement thereto, furnish to the selling Holders and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement, prospectus, any amendment or supplement thereto as proposed to be filed;

                           (b) prepare and file with the SEC such amendments and
supplements to any registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holders thereof set forth in such registration statement;

                           (c) furnish to the Holders of Registrable Securities
covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, as the Holders may reasonably request;

                           (d) use its reasonable efforts to register or qualify
all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request (the "BLUE SKY LAWS"), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities owned by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 4.2(d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                           (e) use its reasonable efforts to cause all
Registrable Securities covered by such registration statement to be registered with or approved by such other United States Federal or state governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities;

                           (f) notify the Holders of Registrable Securities
covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and at the request of the Holders, prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (g) after the filing of the registration statement,
promptly notify the Holders of any stop order issued or, to its knowledge, threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                           (h) provide and cause to be maintained a transfer
agent for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                           (i) use its reasonable efforts to list all
Registrable Securities covered by such registration statement on any national or regional securities exchange or quoting service on which any of the Common Stock is then listed or quoted, including the "pink sheets" or any over-the-counter trading activity;

                           (j) the Company will make reasonably available for
inspection by the Holders requesting registration of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by the Holders or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. The Holders agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its affiliates unless and until such is made generally available to the public;

                           (k) the Company will otherwise use its reasonable
efforts to comply with all applicable rules and regulations of the SEC; and

                           (l) upon the transfer of any Registrable Securities
by the Holders in connection with a registration hereunder, the Company shall furnish unlegended certificates representing ownership of the Registrable Securities in such denominations as shall be requested by the Holders or the underwriters.

                  Notwithstanding anything set forth in this Agreement, the Company shall have the right once per every twelve (12) consecutive months to delay the filing of a registration statement pursuant to this Agreement and to suspend the effectiveness of any such Registration Statement for a reasonable period of time (not exceeding ninety (90) days) if the Company furnishes to the selling Holders a certificate signed by the Chairman of the Board or the President of the Company stating that the Company has determined in good faith that effecting such registration or offering at such time would adversely affect a material financing, acquisition or disposition of assets, distribution rights or stock, merger or other comparable transaction, or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company.

         5. Indemnification.

                  5.1 Company. The Company shall indemnify a Holder and the directors, officers, employees, agents and representatives of the Holder, and each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act, if Registrable Securities held by the Holder are included in the securities with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Blue Sky Laws including any rule or regulation thereunder applicable to the Company relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Holder and such directors, officers, employees, agents, representatives or control persons for any attorney's fees, legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) contained in a writing signed by that Holder and furnished to the Company by that Holder and stated to be specifically for use in preparing such prospectus, offering circular or other document incident to such registration, qualification or compliance in that writing.

                  5.2 Holder. Each Holder will, if Registrable Securities or other securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, employees, agents and representatives and each underwriter, if any, of the Company' securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, agents, representatives, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document incident to such registration, qualification or compliance and contained in a writing signed by that Holder and furnished to the Company by that Holder and stated to be specifically for use in preparing such prospectus, offering circular or other document incident to such registration, qualification or compliance in that writing. In no event shall the aggregate liability of such Holder for indemnification under this Section 5 exceed the proceeds received by such Holder from the sale of shares in such offering.

                  5.3 Procedures. Each party entitled to indemnification under this Section 5 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that



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the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnified Party is prejudiced thereby. Each Indemnified Party, at the Indemnifying Party's cost, shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom. An Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding, provided that in no event shall the Indemnifying Party be required to pay the fees and expenses of more than one such separate counsel for all Indemnified Parties. The
Indemnifying Party may settle any such claim without the prior written consent of the Indemnified Party, but only if the Indemnifying Party pays all amounts arising out of such settlement concurrently with the effectiveness of the settlement and obtains, as a condition to any settlement or other resolution, a complete release of such Indemnified Party.

                  5.4 Equitable Relief. If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as the result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the allegation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by any Holder hereunder exceed the proceeds from the sale of shares in the offering received by such Holder.

                  5.5 Survival. The obligations of the Company and the Holders under this Section 5 shall survive the completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement. Unless waived by the Indemnified Party, all judgments and settlements must include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         6. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                  6.1 Public Information. Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act;

                  6.2 Filings. File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                  6.3 Compliance. So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act;

                  6.4 Removal of Legends. The Company will, at the written request of a Holder, upon receipt from such Holder of a certificate certifying
(i) that such Holder has held its Registrable Securities for the applicable holding period under Rule 144 with respect to the Holder's possession of such Registrable Securities, as in effect on the date of such certificate, (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company during any of the ninety (90) preceding days, and (iii) as to such other matters as may be appropriate in accordance with Rule 144, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act; and

                  6.5 Additional Information. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 6 are to enable the Holders to comply with the current public information requirement contained in Paragraph (c) of Rule 144 under the Securities Act should the Holders ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision). The Company shall take such other measures, and file such other information, documents and reports, as shall hereafter be required by the SEC as a condition to the availability of Rule 144 under the Securities Act (or any similar provision hereafter in effect).

         7. Termination of Rights. The provisions of this Agreement, except the provisions in Sections 5 and 6 of this Agreement, shall terminate on the date on which all Registrable Securities held by the Holders (and any affiliate of the Holders with whom the Holders must aggregate its shares under Rule 144) may be sold pursuant to Rule 144 in any three (3) month period.

         8. Miscellaneous.

                  8.1 Transfer or Assignment of Registration Rights. The rights of a Holder shall be assigned automatically to any transferee of the Preferred Shares or Registrable Securities from such Holder as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee and (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof.

                  8.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Texas as applied to agreements entered into solely between residents of and to be performed entirely within such state.

                  8.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  8.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  8.5 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, at the address of such Holder on the books of the Company, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at the address of its principal offices.

                  8.6 Expenses. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, expenses and necessary disbursements in addition to any other relief to which such party may be entitled.

                  8.7 Amendments and Waivers. Any term of this Agreement may be amended with the written consent of the Board of Directors of the Company and the Holders of at least a majority of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon the Holders, each transferee of the Registrable Securities, each future holder of all such Registrable Securities, and the Company.

                  8.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  8.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of any other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Holders, shall be cumulative and not alternative.

                  8.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any other written or oral agreements between the parties hereto are expressly canceled.

                  8.11 Aggregation of Stock. All Registrable Securities held or acquired by affiliated entities or persons shall be aggregated for the purposes of determining the availability of any right under this Agreement.


                           [Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of October 11, 2002.


                                       COMPANY:

                                       VIEWCAST.COM, INC., a Delaware company



                                       By: /s/ LAURIE L. LATHAM
                                          --------------------------------------
                                           Name: Laurie L. Latham
                                                --------------------------------
                                           Title: Chief Financial Officer
                                                  ------------------------------



                                       HOLDER:

                                       DELTA COMPUTEC INC., a New York company


                                       By: /s/ JOHN DEVITO
                                          --------------------------------------
                                           Name: John DeVito
                                                --------------------------------
                                           Title: President
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